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                  SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

                        SUPPLEMENT DATED APRIL 16, 2004
                     TO PROSPECTUS DATED NOVEMBER 28, 2003

   The Board of Directors of Smith Barney Managed Governments Fund Inc. (the "Fund") has approved, subject to shareholder approval, a change in the Fund's investment objective from "high current income consistent with liquidity and safety of capital" to "maximum total return consisting of capital appreciation and income, consistent with the preservation of capital." If shareholders approve the new investment objective, the Fund will adopt revised investment policies under which it will invest primarily in intermediate-term (i.e., with maturities from three to ten years), investment grade fixed income securities of U.S. issuers, including corporate, mortgage-backed and government securities, and will be permitted to invest up to 20% of its assets in bonds rated below investment grade and in non-U.S. dollar denominated bonds. In addition, the Fund's name will be changed to "Smith Barney Core Plus Bond Fund Inc." and its performance benchmark will be changed to the Lehman Aggregate Investment Grade Bond Index, a composite of intermediate-term, U.S. investment grade corporate, mortgage and U.S. Treasury securities. The Board further approved a change in the Fund's management fees such that the Fund will pay an aggregate fee for advisory and administration services of 0.60% of the Fund's average daily net assets in excess of $500 million.

   The Fund will mail proxy materials, on or about May 12, 2004, describing the new investment objective to shareholders of record as of April 28, 2004 in anticipation of a special meeting of shareholders expected to be held on or about June 28, 2004. If shareholders approve the new investment objective, it is anticipated that the new investment objective and policies will be implemented for the Fund on or about July 9, 2004.

   If shareholders approve the new investment objective, as a result of its new investment policies the Fund will assume the additional risks of investment in high yield and non-U.S. dollar debt, such as the higher risks of default by high yield bond and emerging market issuers, the risks of currency fluctuation, the risk that there is less information available about foreign issuers and the risk that high yield and non-U.S. dollar debt may be more difficult to value.

FD 02961